                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                               December 13, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                            NATIONAL CITY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-10074                34-1111088
----------------------------     ------------------------      -------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)



1900 East Ninth Street, Cleveland, Ohio                         44114-3484
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)


                                 (216) 222-2000
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01. REGULATION FD DISCLOSURE.

On December 13, 2004, National City Corporation ("National City") included on its Web site at www.NationalCity.com the Mid-Quarter Update to its Financial Supplement that contains additional information through November 30, 2004. The purpose of this update is to assist investors, analysts, and other interested parties in their analysis of National City.

Reference is made to the Mid-Quarter Update to National City's Financial Supplement, dated November 30, 2004, a copy of which is furnished as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Form 8-K and the Mid-Quarter Update to National City's Financial Supplement, incorporated herein by reference, is being furnished, not filed, under Item 7.01 of this Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


     a)   Financial statements of businesses acquired: None

     b)   Pro forma financial information: None

     c) Exhibit 99.1 - Mid-Quarter Update to Financial Supplement of National City Corporation, dated November 30, 2004



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        National City Corporation
                                        ------------------------------------
                                        (Registrant)


Dated: December 13, 2004                By /s/ David L. Zoeller
                                        ------------------------------------
                                        David L. Zoeller
                                        Executive Vice President and General
                                        Counsel